Monaker Group, Inc. 8-K

Exhibit 10.3

Contract #HPEMKGI202105001

AMENDMENT TO DEVELOPMENT AGREEMENT

This amendment (the “Amendment”) is made on May 20, 2021 by and between HotPlay Enterprise Limited , a corporation organized and existing under the laws of British Virgin Island, with its principal office at Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands (“HPE”), and Monaker Group, a corporation organized and existing under the laws of the United States of America, with its principal office at 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323 (“MKGI”) to the SOW included in the master development and licensing agreement dated March 17, 2021.

Background

MKGI entered into a master development and licensing agreement dated March 17, 2021 for the purpose of to license software frameworks “HotNow Platform” from HPE and engage HPE, using HotNow Platform as the foundation to develop for MKGI assets and extra features required for MKGI’s travel platform (the “Travel App”) defined by each Statement of Work as provided in Attachment 1 (“SOW”).

DEVELOPMENT

The Parties wish to amend the terms and conditions set forth in the SOW by adding scope of work relating to the extra features required for MKGI’s travel platform.

IN CONSIDERATION OF the Parties agreeing to amend their obligations in the SOW, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to keep, perform, and fulfil the promises, conditions, agreement, and additional fee below.

FEE

MKGI shall make an upfront development payment of $US600,000 (Six hundred thousand United States dollars) to HPE within five (5) days from the Effective Date of this Agreement. The payment shall be applied to the work described in the applicable amendment SOW.

IN WITNESS WHEREOF, the Parties have signed and delivered this Amendment to Development Agreement as of the Effective Date written above.

(Signature Page Follows)

Contract #HPEMKGI202105001

HotPlay Enterprise Limited	Monaker Group

Nithinan Boonyawattanapisut	William Kerby - CEO

(Authorized Director)

Athid Nanthawaroon

(Authorized Director)